SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         March 3, 2004
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                            MISSISSIPPI POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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        Mississippi                     0-6849                 64-0205820
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(State or other jurisdiction      (Commission File  (IRS Employer Identification
     of incorporation)                 Number)                    No.)


2992 West Beach, Gulfport, Mississippi                            39501
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code          (228) 864-1211
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                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

         On March 3, 2004, Mississippi Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale of $40,000,000 aggregate principal amount of its Series F Floating Rate Senior Notes due March 9, 2009 (the "Series F Senior Notes"). Said Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-108156, 333-108156-01 and 333-108156-02) of the
Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  1 Underwriting Agreement for the purchase of $40,000,000 aggregate principal amount of the Series F Senior Notes, dated March 3, 2004, between the Company and J.P. Morgan Securities Inc., as the Underwriter.

                  4.2 Sixth Supplemental Indenture to Senior Note Indenture dated as of March 9, 2004, providing for the issuance of the Series F Senior Notes.

                  4.9      Form of Series F Senior Notes (included in Exhibit
                           4.2 above).

                  5.1      Opinion of Troutman Sanders LLP.

                  12.1     Computation of ratio of earnings to fixed charges.


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     March 9, 2004                      MISSISSIPPI POWER COMPANY


                                          By /s/Wayne Boston
                                               Wayne Boston
                                           Assistant Secretary